FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  May 9, 1997


                              Hart Industries, Inc.
             (Exact name of registrant as specified in its charter.)

                                     Nevada
                    (State of incorporation or organization)


                                     0-12746
                            (Commission File Number)

                                   33-0661675
                      (I.R.S. Employee Identification No.)

                   2 Park Plaza, Suite 470, Irvine, California
                    (Address of principal executive offices)

                                      92614
                                   (Zip Code)

Registrant's telephone number, including area code:     (714) 833-5380

          (Former name or former address, if changed since last report)

                                                           [HART\8K:JDDRESGN.8K]

Item 1.  Changes in Control of Registrant

                  N/A

Item 2.  Acquisition or Disposition of Assets

                  N/A

Item 3.  Bankruptcy or Receivership

                  N/A

Item 4.  Changes in Registrant's Certifying Accountant

                  N/A

Item 5.  Other Events

                  N/A

Item 6.  Resignation of Registrant's Directors

                  (a) On May 9, 1997, John D. Desbrow resigned as Director and Secretary of Hart Industries, Inc.

                  (b)      Exhibits -

                           (1) Resignation letter from John D . Desbrow stating his resignation contained herein.

Item 7.  Financial Statements and Exhibits

                  N/A


Item 8.  Change in Registrant's Fiscal Year

                  N/A

                                                           [HART\8K:JDDRESGN.8K]

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HART INDUSTRIES, INC.
                                        (Registrant)



Dated: May 9, 1997                      By:  /s/  Fred G. Luke
                                                  -----------------------------
                                                  Fred G. Luke
                                                  President and Director

                                                           [HART\8K:JDDRESGN.8K]

                                    EXHIBIT 1

                     RESIGNATION LETTER FROM JOHN D. DESBROW

                                                           [HART\8K:JDDRESGN.8K]

                                 JOHN D. DESBROW
                                 ATTORNEY AT LAW
                                1406 Estelle Lane
                         NEWPORT BEACH, CALIFORNIA 92660
                     Tel: (714)645-9883 or 833-2094 EXT. 20

                                   May 9, 1997






Board of Directors
Hart Industries, Inc
2 Park Plaza, Suite 470
Irvine, California  92614

Gentlemen:

I hereby resign as Director and Secretary of Hart Industries, Inc. (the "Company") to be effective as of the date hereof.

My resignation is not because of any disagreement with management of the Company relating to the Company's operations, policies or practices but, rather, due to personal demands and my wish to pursue certain other opportunities.

Sincerely,



/s/  John D. Desbrow
     -----------------------------
     John D. Desbrow

                                                          [nm\corr\jddresi2.ltr]